Exhibit 10.18

MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

THIS SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT (this “Agreement”) is made as of March 17, 2003, by and among Motive Communications, Inc., a Delaware corporation (the “Company”), the Investors listed on Exhibit A hereto (the “Investors”) and the Founders listed on Exhibit B hereto (the “Founders”).

WHEREAS, certain of the Investors (the “Existing Investors”) have been issued (i) Series A Preferred Stock, par value $.001 per share, of the Company (“Series A Preferred Stock”) pursuant to that certain Series A Preferred Stock Purchase Agreement, dated as of June 6, 1997, (ii) Series B Preferred Stock, par value $.001 per share, of the Company (“Series B Preferred Stock”) pursuant to that certain Series B Preferred Stock Purchase Agreement, dated as of July 15, 1998, (iii) Series C Preferred Stock, par value $.001 per share, of the Company (“Series C Preferred Stock”) pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of June 24, 1999, (iv) Series D-1 Preferred Stock, par value $.001 per share, of the Company (“Series D-1 Preferred Stock”), Series D-2 Preferred Stock, par value $.001 per share, of the Company (“Series D-2 Preferred Stock”), and Series D-3 Preferred Stock, par value $.001 per share, of the Company (“Series D-3 Preferred Stock” and, together with Series D-1 Preferred Stock and Series D-2 Preferred Stock, “Series D Preferred Stock”) pursuant to that certain Agreement and Plan of Reorganization by and between the Company and Ventix Systems Inc., dated as of January 10, 2000, (v) Series E-1 Preferred Stock, par value $.001 per share, of the Company (“Series E-1 Preferred Stock”) and Series E-2 Preferred Stock, par value $.001 per share, of the Company (“Series E-2 Preferred Stock” and, together with Series E-1 Preferred Stock and Series E-2 Preferred Stock, “Series E Preferred Stock”) pursuant to that certain Asset Purchase Agreement by and between the Company and Question Technologies, Inc., dated as of August 15, 2001, as amended by the First Amendment to Asset Purchase Agreement, dated as of August 26, 2001, and (vi) Series F-1 Preferred Stock, par value $.001 per share, of the Company (“Series F-1 Preferred Stock”), Series F-2 Preferred Stock, par value $.001 per share, of the Company (“Series F-2 Preferred Stock”) and Series F-3 Preferred Stock, par value $.001 per share, of the Company (“Series F-3 Preferred Stock” and, together with Series F-1 Preferred Stock and Series F-2 Preferred Stock, “Series F Preferred Stock”) pursuant to that certain Agreement and Plan of Merger, dated as of November 6, 2002, by and among the Company, T-Bone Acquisition, Inc., a Texas corporation, and BroadJump, Inc., a Texas corporation;

WHEREAS, the Founders, and certain permitted transferees thereof, are the beneficial owners of the number of shares of Common Stock of the Company set forth opposite their names on Exhibit B hereto and may subsequently acquire additional shares of Common Stock (as the same may be adjusted pursuant to Section 4.2 hereof, the “Stock”);

WHEREAS, the Existing Investors possess first refusal rights pursuant to that certain Fifth Amended and Restated First Refusal Agreement, dated as of January 17, 2003 (the “Prior Agreement”);

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and between the Company and Mr. Tom Meredith, the Company has agreed to issue and sell to Mr. Meredith 217,818 shares of Series E-1 Preferred Stock (the “Purchased Shares”) at a purchase price of $4.591 per share and as a condition to Mr. Meredith’s obligation to purchase the Purchased Shares, the Company has agreed to amend and restate the Prior Agreement to be as set forth herein; and

WHEREAS, the Company, the Founders and the Existing Investors desire to enter into this Agreement to amend and restate the Prior Agreement so as to modify the rights contained therein to be as set forth herein and to extend such rights to Mr. Tom Meredith;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

I. RIGHT OF FIRST REFUSAL

1.1 Grant. The Company and the Investors are hereby each granted a right of first refusal with respect to any proposed disposition of Stock by the Founders (or any permitted transferee of the Stock under Section 2.1 hereof, hereafter collectively included in all references to “Founders”), in the following order of priority: (i) the Company shall have the first right to purchase any Stock proposed to be transferred to a third party by the Founders; and (ii) in the event the Company elects not to exercise its first refusal rights with respect to all or any portion of such proposed transfer, the Company agrees to waive such rights with respect to such portion in favor of the Investors’ first refusal rights under this Agreement.

1.2 Notice of Intended Disposition. In the event a Founder desires to accept a bona fide third-party offer for the transfer of any or all of the Stock (such Founder to be hereafter called the “Selling Founder” and the shares subject to such offer to be hereafter called the “Target Shares”), the Selling Founder shall promptly deliver to the Company and the Investors written notice of the intended disposition (“Disposition Notice”) and the basic terms and conditions thereof, including the identity of the proposed purchaser.

1.3 Exercise of Right by Company. The Company shall, for a period of fifteen (15) days following receipt of the Disposition Notice, have the right to repurchase the Target Shares upon substantially the same terms and conditions specified in the Disposition Notice, subject to the following conditions. Such right shall be exercisable by written notice (the “Exercise Notice”) delivered by the Company to the Selling Founder and the Investors prior to the expiration of the fifteen (15) day exercise period. If such right is exercised by the Company with respect to all the Target Shares specified in the Disposition Notice, then the Company shall effect the repurchase of such Target Shares, including payment of the purchase price therefor, not more than five (5) business days after the delivery of the Exercise Notice. At such time, the Selling Founder shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. Alternatively, if such right is exercised with respect to only a portion of the Target Shares specified in the Disposition Notice, then this right to repurchase shall be contingent upon the Investors’ election to repurchase the remaining balance of the Target Shares. The Company shall notify the Investors of its intent to repurchase none or only a portion of the Target Shares within the fifteen (15) day exercise period above defined. The Company’s repurchase of such Target Shares, if any, and the Investors’ purchase of the Target Shares, shall be consummated, if at all, not more than five (5) business days after the Investors’ exercise of their purchase rights in

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accordance with Section 1.5 herein. In the event the Investors do not elect to repurchase the remaining Target Shares, the Company and the Investors shall be deemed to have waived their respective right of first refusal.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Founder and the Company cannot agree on such cash value within ten (10) days after the Company’s receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Selling Founder and the Company or, if they cannot agree on an appraiser within twenty (20) days after the Company’s receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Selling Founder and the Company. The closing shall then be held on the later of (i) the fifth business day following the delivery of the Exercise Notice, or (ii) the fifth business day after such cash valuation shall have been made.

1.4 Non-Exercise of Right. In the event the Exercise Notice is not given by the Company to the Selling Founder and the Investors within the period specified in Section 1.3, the Company (but not the Investors) shall be deemed to have waived its right of first refusal.

1.5 Exercise of Right by the Investors. Subject to the rights of the Company, the Investors shall, for a period of fifteen (15) days after the date of receipt of the notice from the Company of its intent to repurchase none or only a portion of the Target Shares, but no more than thirty (30) days after the date of receipt of the Disposition Notice, have the right to purchase all of the Target Shares not repurchased by the Company, upon the terms and conditions specified in the Disposition Notice. Each Investor may exercise this right of first refusal by written notice delivered by such Investor to the Selling Founder and the Company prior to the expiration of the exercise period. The purchase of the Target Shares by the Investors will be in the same manner and subject to the same rights and conditions as more specifically set forth in Section 1.3 above (provided, that the Investors shall not be liable for any expenses associated with an appraisal effected under Section 1.3, but shall be liable for an equal portion of expenses associated with an appraisal effected under this Section 1.5). To the extent that the Target Shares or appraisal expenses need to be allocated among the Investors, they shall be allocated based on the holdings of Common Stock (assuming the conversion of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock) of each Investor that desires to exercise the right of first refusal.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, and the Company has waived its right of first refusal, the Investors shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Founder and the Investors exercising their right of first refusal cannot agree on such cash value within twenty (20) days after the Investors’ receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Selling Founder and the Investors exercising their right of first refusal

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or, if they cannot agree on an appraiser within twenty (20) days after the Investors’ receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Selling Founder and the Investors exercising their right of first refusal. The closing shall then be held on the later of (i) the fifth business day following the Investors’ exercise of their repurchase rights, or (ii) the fifth business day after such cash valuation shall have been made.

1.6 Non-Exercise of Right. In the event the Exercise Notice or a notice from the Investors of the exercise of their right of first refusal is not given to the Selling Founder within thirty (30) days following the date of the Company’s and the Investors’ receipt of the Disposition Notice, or the Company and/or the Investors do not exercise the right of first refusal pursuant to this Article I with respect to all Target Shares described in the Disposition Notice, the Selling Founder shall have a period of ninety (90) days thereafter in which to sell the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party transferee than those specified in the Disposition Notice. The third-party transferee shall acquire the Target Shares free and clear of subsequent rights of first refusal under this section. In the event the Selling Founder does not consummate the sale or disposition of the Target Shares within the ninety (90) day period, the Company’s and the Investors’ first refusal rights shall continue to be applicable to any subsequent disposition of the Target Shares by the Selling Founder until such right lapses in accordance with Section 4.1 herein.

II. EXEMPT TRANSFERS

2.1 Permitted Transactions. Notwithstanding the foregoing, the first refusal rights of the Company and the Investors shall not apply to any transfer to the ancestors, descendants, siblings or spouse of the Selling Founder or to trusts for the benefit of such persons; provided that the transferee shall furnish the Investors and the Company with a written agreement of such transferee agreeing to be bound by and to comply with all provisions of this Agreement. Such transferred Stock shall remain “Stock” hereunder, and such transferee shall be treated as a “Founder” for the purposes of this Agreement.

2.2 Public Offering. The provisions of this Agreement shall not apply to the sale of any Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

III. LEGEND REQUIREMENTS

3.1 Legend. Each certificate representing the Stock owned by the Founders shall be endorsed with the following legend:

“THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FIRST REFUSAL AGREEMENT BY AND AMONG THE COMPANY, THE FOUNDERS OF THE COMPANY AND THE INVESTORS IN THE PREFERRED STOCK OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

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3.2 Removal. The Section 3.1 legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 4.1.

3.3 Stop-transfer. In order to enforce the Investors’ rights hereunder, each Founder agrees that the Company may impose stop-transfer instructions with respect to the Stock held by such Founder.

IV. MISCELLANEOUS PROVISIONS

4.1 Termination. The rights of the Company and the Investors under this Agreement and the correlative obligations of the Founders with respect to the Company and the Investors shall terminate at such time as the Investors shall no longer be the owner of any shares of capital stock of the Company. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate immediately upon the earlier of (i) the closing of a public offering pursuant to an effective registration statement on Form S-1 or Form SB-2 under the Securities Act (or any successor forms designated by the Securities and Exchange Commission), covering the offer and sale of the Company’s Common Stock and (ii) the closing of the Company’s sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of a merger or consolidation resulting in the exchange of the outstanding shares of the Company’s outstanding stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

4.2 Effect of Change in Company’s Capital Structure. Appropriate adjustments shall be made in the number and class of shares in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new, substituted or additional securities to which the Founders are entitled by reason of such Founder’s ownership of the stock shall be immediately subject to the rights and obligations set forth in Article I with the same force and effect as the Stock subject to such rights immediately before such event.

4.3 Notice. Unless otherwise provided, any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail (or equivalent independent service), postage prepaid and properly addressed to the party to be notified as set forth below such party’s signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties hereto.

4.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

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4.5 Waiver or Modification. Any amendment, waiver or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Founders holding a majority of the Stock held by the Founders, the Company and Investors holding a majority of the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock of the Company, voting together as a single class; provided, however, that in the event such amendment, waiver or modification adversely affects the rights and/or obligations of any party under this Agreement in a different manner than the other parties, such amendment or waiver shall also require the written consent of the holders of seventy-five percent (75%) of the class or series of securities held by such affected parties. Notwithstanding the foregoing, no term or part of this Agreement may be amended, waived or modified without the written consent of the holders of seventy-five percent (75%) of (i) the stock held by the Founders, if the Founders are adversely affected disproportionately to the other parties by such amendment, waiver or modification, (ii) the Common Stock issuable or issued upon conversion of the Preferred Stock held by the Investors, if the Investors as a group are adversely affected disproportionately to the other parties by such amendment, waiver or modification, or (iii) the Common Stock issuable or issued upon conversion of any series of Preferred Stock, if the holders of such series are adversely affected disproportionately to the other parties by such amendment, waiver or modification. A party may be added to this Agreement only upon the consent of the Founders holding a majority of the Stock held by the Founders, the Company and Investors holding a majority of the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock of the Company, voting together as a single class.

4.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied in contracts among Delaware residents entered into and performed entirely within Delaware, without reference to Delaware conflict of laws provisions.

4.7 Attorneys’ Fees. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

4.8 Further Assurances. Each party agrees, without necessity of further consideration, to execute and deliver any and all such further documents and take any and all such actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated herein.

4.9 Successors and Assigns. Except as otherwise provided herein, this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

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4.10 Aggregation of Stock. For the purposes of determining the availability of any rights under this Agreement, the holdings of transferees and assignees of an individual or a partnership who are spouses, ancestors, lineal descendants or siblings of such individual or partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) or of an LLC who are members of such LLC shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

4.11 Conflict with Other Rights of First Refusal. For so long as this Agreement remains in existence, the right of first refusal provisions contained in this Agreement shall supersede the right of first refusal provisions contained in any other agreements, including any stock purchase agreement entered into by and between the Company and any of the Founders. If, however, this Agreement shall terminate, the right of first refusal provisions contained in the other agreements shall be in full force and effect.

4.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.13 Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement is intended to supersede the Prior Agreement in its entirety.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

MOTIVE COMMUNICATIONS, INC.

By:	/s/ SCOTT L. HARMON
Scott L. Harmon
President

Address:	12515 Research Boulevard
Building 5
Austin, Texas 78759
(512) 339-8335
(512) 339-9040-fax

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

INVESTORS:
ATTRACTOR LP

By:	Attractor Ventures, LLC,
its General Partner

By:	/s/ Gigi Brisson
Gigi Brisson, MM

ATTRACTOR VENTURES, LLC
By:	Attractor Ventures, LLC,
its General Partner

By:	/s/ Gigi Brisson
Gigi Brisson, MM

ATTRACTOR INSTITUTIONAL LP

By:	Attractor Ventures, LLC,
its General Partner

By:	/s/ Gigi Brisson
Gigi Brisson, MM

ATTRACTOR QP LP

By:	Attractor Ventures, LLC,
its General Partner

By:	/s/ Gigi Brisson
Gigi Brisson, MM

Address:	1440 Chapin Ave., Suite 201
Burlingame, California 94010

with a copy to:
Rick Cohen
Buchalter, Nemer, Fields & Young, P.C.
601 Figueroa Street, Suite 2400
Los Angeles, California 90017

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

AUSTIN VENTURES V, L.P.

By:	AV Partners V, L.P.,

its General Partner

By:	/s/ John Thornton

John Thornton

AUSTIN VENTURES V AFFILIATES FUND, L.P.

By:	AV Partners V, L.P.

Its General Partner

By:	/s/ John Thornton

John Thornton

AUSTIN VENTURES VII, L.P.

By:	AV Partners VII, L.P.,

its General Partner

By:	/s/ John Thornton

John Thornton

Address:	Attn: John Thornton

300 West 6th Street, Ste. 2300

Austin, Texas 78701-3902

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

AUSTIN VENTURES VI, L.P.

By:	AV Partners VI, L.P.,

its General Partner

By:	/s/ John Thornton

John Thornton

AUSTIN VENTURES VI AFFILIATES FUND, L.P.

By:	AV Partners VI, L.P.,

its General Partner

By:	/s/ John Thornton

John Thornton

Address:	Attn: Joseph C. Aragona

300 West 6th Street, Ste. 2300

Austin, Texas 78701-3902

Brian Goffman

Address:	c/o Austin Ventures

300 West 6th Street, Ste. 2300

Austin, Texas 78701-3902

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

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SILVERTON PARTNERS

By:	/s/ William Wood

William Wood, its general partner

Address:	c/o Austin Ventures

300 West 6th Street, Suite 2300

Austin, Texas 78701-3902

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

SSM I, L.P.

General Partner of SSM Venture Partners, L.P.

By:	SSM Corporation,

its General Partner

By:	/s/ William F. Harrison

Print Name: William F. Harrison

Title: Vice President

Address:	110 Wild Basin Road, Suite 280

Austin, Texas 78750

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

ACCEL V L.P.

By:	Accel V Associates L.L.C.,
its General Partner

By:	/s/ Authorized Signatory
Attorney-In-Fact

ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.

By:	Accel Internet/Strategic Technology
Fund Associates L.L.C.,
its General Partner

By:	/s/ Authorized Signatory
Attorney-In-Fact

ACCEL KEIRETSU V L.P.

By:	Accel Keiretsu V Associates L.L.C.,
its General Partner

By:	/s/ Authorized Signatory
Attorney-In-Fact

ACCEL INVESTORS ‘97 L.P.

By:	/s/ Authorized Signatory
Attorney-In-Fact

ACCEL VII, L.P.

By:	Accel VII Associates L.L.C.,
its General Partner

By:	/s/ Authorized Signatory
Attorney-In-Fact

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates L.L.C.,
its General Partner

By:	/s/ Authorized Signatory
Attorney-In-Fact

ACCEL INVESTORS ‘99 L.P.

By:	/s/ Authorized Signatory
Attorney-In-Fact

ELLMORE C. PATTERSON PARTNERS

By:	/s/ Arthur C. Patterson
Arthur C. Patterson General Partner

Address:	Accel Partners
428 University Avenue
Palo Alto, California 94301

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

PALANTIR ASSOCIATES, LLC

By:	/s/ Glenn Doshay
Glenn Doshay

Address:	Palantir Associates, LLC
6279 Via Campo Verde
Rancho Santa Fe, California 92067

with copies to:
Doug Hammer
Shartis, Friese & Ginsburg
One Maritime Plaza, 18th Floor
San Francisco, California 94111
(415) 249-1572

Tom Sullivan
Citicorp Center
153 East 53rd Street
New York, New York 10022
(212) 292-6764

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

PIVOTAL PARTNERS, L.P.
a California limited partnership

By:	Pivotal Asset Management, LLC
Its General Partner

By:	/s/ Authorized Signatory
Print Name: Authorized Signatory
Title: Manager

Address:	Criterion
Attn: Christopher Lord
One Maritime Plaza, Suite 1460
San Francisco, CA 94111-3162
(415) 834-3500

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

DELL USA, L.P.

By:	Dell Gen. P. Corp.

By:	/s/ Authorized Signatory
Print Name: Authorized Signatory
Title: Vice President

Address:	Dell Computer Corporation
One Dell Way, Building One
Round Rock, Texas 78682

with a copy to:

William Volk
Vinson & Elkins L.L.P.
2801 Via Fortuna, Suite 100
Austin, Texas 78746

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Authorized Signatory
Print Name: Authorized Signatory
Title: Vice President

Address:	120 Long Ridge Road
Stamford, CT 06927

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

GLOBAL EXCHANGE SERVICES HOLDINGS

By:	/s/ Jeff McCroskey
Print Name: Jeff McCroskey
Title: Senior Vice President Business Development

Address:	Attn: David Goldberg
100 Edison Park Drive
Gaithersburg, MD 20878

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

TECHXAS FUND IIQ, L.P.

By:	Techxas Ventures II, L.P.,
Its General Partner

By:	Techxas Ventures, L.L.C.,
Its General Partner

By:	/s/ Michael La Vigna
Michael La Vigna
Manager

TECHXAS FUND IIA, L.P.

By:	Techxas Ventures II, L.P.,
Its General Partner

By:	Techxas Ventures, L.L.C.,
Its General Partner

By:	/s/ Michael La Vigna
Michael La Vigna
Manager

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

TECHXAS FUND v1.0, L.P.

By:	Techxas Ventures, L.L.C.,
Its General Partner

By:	/s/ Michael La Vigna
Michael La Vigna
Manager

TECHXAS II AFFILIATES FUND, L.P.

By:	Techxas Ventures, L.L.C.,
Its General Partner

By:	/s/ Michael La Vigna
Michael La Vigna
Manager

Address:	5000 Plaza on the Lake, Suite 275
Austin, Texas 78746

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

SBC VENTURE CAPITAL CORPORATION

By:	/s/ Lisa B. Lovering
Lisa B. Lovering
Vice President

Address:	175 E. Houston Street
San Antonio, Texas 78205

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

BELLSOUTH CORPORATION

By:	/s/ Bradley O. Greene
Bradley O. Greene
Executive Director – Corporate Development

Address:	1155 Peachtree Street
Suite 1929
Atlanta, GA 30309

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

FOUNDERS:

/s/ Scott L. Harmon
Scott L. Harmon

SLH HOLDINGS, LTD.

By:	/s/ Scott L. Harmon
Scott L. Harmon
General Partner

/s/ Michael J. Maples, Jr.
Michael J. Maples, Jr.

MJMJR, LTD.

By:	/s/ Michael J. Maples, Jr.
Michael J. Maples, Jr.
General Partner

/s/ Scott R. Abel
Scott R. Abel

MIKO VENTURES, LTD.

By:	/s/ Scott R. Abel
Scott R. Abel
General Partner

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

/s/ Kip McClanahan
Kip McClanahan

THE MCCLANAHAN 2001 ANNUITY TRUST

By:	/s/ Kenny Van Zant
Kenny Van Zant
Trustee

THE MCCLANAHAN 2001 FAMILY TRUST

By:	/s/ Kenny Van Zant
Kenny Van Zant
Trustee

/s/ Jill McClanahan
Jill McClanahan

/s/ Kenny Van Zant
Kenny Van Zant

THE VAN ZANT 2001 ANNUITY TRUST
By:	/s/ Kenny Van Zant
Kenny Van Zant
Trustee

THE VAN ZANT 2001 FAMILY TRUST

By:	/s/ Kenny Van Zant
Kenny Van Zant
Trustee

/s/ Adam Chibib
Adam Chibib

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

THE CHIBIB 2001 FAMILY TRUST

By:	/s/ Adam Chibib
Adam Chibib
Trustee

/s/ Amy Chibib Amy Chibib

/s/ James Crow James Crow

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

BRIAN & ELIZABETH VETTER EXEMPT
DESCENDANTS TRUST

By:	/s/ Brian Vetter
Name:	Briana Vetter
Title:	Trustee

BRIAN VETTER 2000 EXEMPT TRUST

By:	/s/ Brian Vetter
Brian Vetter
Trustee

ELIZABETH VETTER 2000 EXEMPT TRUST

By:	/s/ Elizabeth Vetter
Elizabeth Vetter
Trustee

SIGNATURE PAGE TO MOTIVE COMMUNICATIONS, INC.

SIXTH AMENDED AND RESTATED FIRST REFUSAL AGREEMENT

SCHEDULE A

Schedule of Investors

Name and Address

Attractor LP
Attractor Ventures, LLC
Attractor Institutional LP

Attractor QP LP

Attn: Gigi Brisson

1440 Chapin Avenue, Suite 201

Burlingame, California 94010

with a copy to:

Rick Cohen

Buchalter, Nemer, Fields & Young, P.C.

601 Figueroa Street, Suite 2400

Los Angeles, California 90017

MacArthur Foundation Attn. Joshua Mintz 140 South Dearborn Street, Suite 1100 Chicago, Illinois 60603-5285

Austin Ventures V, L.P.
Austin Ventures VII, L.P.
Austin Ventures V Affiliates Fund, L.P. Attn: John Thornton 300 West 6th Street, Suite 2300 Austin, Texas 78701-3902

Austin Ventures VI, L.P.
Austin Ventures VI Affiliates Fund, L.P. Attn: Joseph C. Aragona 300 West 6th Street, Ste. 2300 Austin, Texas 78701-3902

Brian Goffman c/o Austin Ventures 300 West 6th Street, Suite 2300 Austin, Texas 78701-3902

Name and Address

Silverton Partners c/o Austin Ventures 300 West 6th Street, Suite 2300 Austin, Texas 78701-3902 Attn. William Wood

SSM I, L.P. c/o SSM Corporation Attn: Bill Harrison 110 Wild Basin Road, Suite 280 Austin, Texas 78750

Accel V L.P.
Accel Internet/Strategic Technology Fund L.P.
Accel Keiretsu V L.P.
Accel Investors ‘97 L.P.
Accel VII, L.P.
Accel Internet Fund III L.P.

Accel Investors ‘99 L.P.

Ellmore C. Patterson Partners

c/o Mr. Rich Zamboldi

Accel Partners

428 University Avenue

Palo Alto, California 94301

with a copy to:

G. Carter Sednaoui

Accel Partners

One Palmer Square

Princeton, New Jersey 08542

Douglas McNary c/o Motive Communications, Inc. 12515 Research Boulevard, Building 5 Austin, Texas 78759

John T. Galligan 1 Eagle Court Greenland, NH 03840-2336

Name and Address

Charles Schwab & Co. Inc. FBO John T. Galligan IRA c/o Charles Schwab & Co. Inc. Attn. Securities Deposits 101 Montgomery Street San Francisco, California 94104

Palantir Associates , LLC

Attn: Glenn Doshay

6279 Via Campo Verde

Rancho Santa Fe, California 92067

with copies to:

Doug Hammer

Shartis Friese & Ginsburg

One Maritime Plaza, 18th Floor

San Francisco, California 94111

and

Tim Sullivan

Citicorp Center

153 East 53rd Street

New York, New York 10022

Pivotal Partners, L.P. c/o Pivotal Capital Management Attn: Carol Lord One Embarcadero, Suite 2300 San Francisco, California 94111-3162

Hambrecht and Quist California

Hambrecht & Quist Employee Venture Fund, L.P. II

H & Q Motive Communications Investors, LLC

Attn: Bridget Storm

c/o JP Morgan

560 Mission Street, 10th Floor

San Francisco, CA 94105

Name and Address

Access Technology Partners, L.P. Access Technology Partners Brokers Fund, LP Attn: Bridget Storm c/o JP Morgan 560 Mission Street, 10th Floor San Francisco, CA 94105

Dell USA, L.P.

c/o Dell Computer Corporation

Attn: Maggie Dolan

One Dell Way, Building One

Round Rock, Texas 78682

with a copy to:

William Volk

Vinson & Elkins L.L.P.

2801 Via Fortuna, Ste. 100

Austin, Texas 78746

(512) 236-3450

ABS Employees’ Venture Fund Limited Partnership Attn: Margaret-Mary V. Preston c/o Alex. Brown Investments 375 West Padonia Road Timonium, Maryland 21093

BT Investment Partners, Inc. 225 Franklin Street, 25th floor Boston, MA 02110

Intel Corporation Attn: Andrew Fligel 2200 Mission College Boulevard, MS 524-203 Santa Clara, California 95052

Piper Jaffray Technology Capital SBIC, L.P. Attn: Maureen Harder 800 Nicollet Mall, J1012232 Minneapolis, Minnesota 55402

Name and Address

Standby Fund 1998 Attn: Paul D. Grangaard c/o Piper Jaffray 800 Nicollet Mall Minneapolis, Minnesota 55402

Kent Adams c/o Piper Jaffray 800 Nicollet Mall Minneapolis, Minnesota 55402

William Benjamin c/o Piper Jaffray 800 Nicollet Mall Minneapolis, Minnesota 55402

Kyle Crowe c/o Piper Jaffray 800 Nicollet Mall Minneapolis, Minnesota 55402

TL Ventures III, L.P. TL Ventures III Offshore L.P. TL Ventures III Interfund L.P. Attn: Mr. Mark J. DeNino 700 Building 435 Devon Park Drive Wayne, PA 19087-1990

The Fabbio Family Limited Partnership Attn: Mr. Robert Fabbio 8709 Mendocino Drive Austin, Texas 78735

Robert Fabbio, Individually 8709 Mendocino Drive Austin, Texas 78735

Gerald H. Weghorst 10020 Circleview Drive Austin, Texas 78735

Name and Address

David Sikora 2314 Island Wood Road Austin, Texas 78733

GE Capital Equity Investments, Inc. Attn: Brian P Keil 120 Long Ridge Road Stamford, CT 06927

Global Exchange Services Holdings, Inc. Attn: David Goldberg 100 Edison Park Drive Gaithersburg, MD 20878

Vignette Corporation Attn: Charles Sansbury 1601 S. Mopac Expressway Austin, Texas 78746

Charles River X-C LLC Charles River X-B LLC Charles River Partnership X-A, A Limited Partnership Charles River Partnership X, LP Attn: Joe Pignato 1000 Winter St. Waltham, MA 02451

Techxas Fund IIQ, L.P. Techxas Fund IIA, L.P. Techxas Fund v1.0, L.P. Techxas II Affiliates Fund, L.P 500 Plaza on the Lake, Suite 275 Austin, Texas 78746

BJMP Partners I, LLC 9250 Wilshire Blvd., Suite 100 Beverly Hills, California 90212

Vortex Partners BDJ, LP 2626 Cole Avenue, Suite 710 Dallas, Texas 75204

Name and Address

John McHale 7501B North Capital of Texas Hwy Austin, Texas 78731

Paul Zito 111 Congress Avenue, Suite 3000 Austin, Texas 78701

Donald R. Anselmo 1464 East Amberwood Drive Phoenix, Arizona 85048

James A. Johnson 5909 Long Court Austin, Texas 78730

Kent A. Savage 54 St. Stephens School Rd. Austin, Texas 78746

John Becker W 1958 Pastime Lane East Troy, Wisconsin 53120

David L. Heys 3201 Winding Creek Cove Austin, Texas 78735

Shelby Carter 2301 Island Wood Road Austin, Texas 78733-2117

James Goetz 200 Forrester Road Los Gatos, California 95032

Michael O’Rourke 2908 Sparkling Brook Lane Austin, Texas 78746

Nuevo Private Equities, L.P. 111 Congress Avenue, Suite 3000 Austin, Texas 78701

Name and Address

LLG, LLP 700 Louisiana Street, Suite 2610 Houston, Texas 77002

Scanlon Family Partnership Scanlon Limited Partnership 30 Riderwood Road North Barrington, Illinois 60010

JMM PHLP, LTD. 609 Castle Ridge Road, Suite 215 Austin, Texas 78746

G&H Partners, L.P. 155 Constitution Drive Menlo Park, California 94025

Vinson & Elkins, L.L.P. 2801 Via Fortuna, Suite 100 Austin, Texas 78746 Attn: William R. Volk Fax: (512) 236-3450

SBC Venture Capital Corporation 175 East Houston, Room 1152 San Antonio, Texas 78205

BellSouth Corporation 1155 Peachtree Street N.W., Suite 1929 Atlanta, Georgia 30309-3610

Tom Meredith

Name and Address

Patrick D. Motola 1999 Exempt Trust

Patrick Motola 1999 Exempt Trust

Nancy Elizabeth Motola 1999 Exempt Trust

Patrick D. Motola

Nancy E. Motola

c/o Motive Communications, Inc.

12515 Research Blvd., Building 5

Austin, Texas 78759

Hanzlik Family Limited Partnership

Nortel Networks Limited

EXHIBIT B

Founder	Shares of Common Stock Held by the Founder[1]
Scott L. Harmon 12515 Research Boulevard, Building 5 Austin, Texas 78759	4,387,676

Michael J. Maples, Jr. 12515 Research Boulevard, Building 5 Austin, Texas 78759	2,679,358

Scott R. Abel 12515 Research Boulevard, Building 5 Austin, Texas 78759	2,681,358

Brian J. Vetter 12515 Research Boulevard, Building 5 Austin, Texas 78759	1,417,559

Thomas W. Bereiter 12515 Research Boulevard, Building 5 Austin, Texas 78759	1,490,231

Kip McClanahan 12515 Research Boulevard, Building 5 Austin, Texas 78759	5,470,791

Kenny Van Zant 12515 Research Boulevard, Building 5 Austin, Texas 78759	4,475,269

Adam Chibib 12515 Research Boulevard, Building 5 Austin, Texas 78759	463,194

James Crow 12515 Research Boulevard, Building 5 Austin, Texas 78759	2,660,257

[1]	Includes shares beneficially held by the Founder and permitted transferees thereof

B-1